UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 13, 2026

DIGITAL ASSET ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42612	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

174 Nassau Street,
Suite 2100

Princeton, New Jersey 08542

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (609) 924-0759

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	DAAQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	DAAQ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole redeemable warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	DAAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 13, 2026, Old Glory Holding Company (“Old Glory”) and Digital Asset Acquisition Corp. (the “Company”) entered into a Mutual Termination and Release Agreement (the “Termination Agreement”), pursuant to which the parties mutually agreed to terminate the Business Combination Agreement, dated as of January 13, 2026 (as amended, the “Business Combination Agreement”), between the Company and Old Glory, and abandon the transactions contemplated by the Business Combination Agreement (the “Transactions”) as of August 13, 2026 (the “Effective Date”).

Under the Termination Agreement, on the Effective Date, the Business Combination Agreement is terminated in its entirety and will impose no further liability or obligation on the Company, Old Glory or their respective representatives, except that Section 9.18 of the Business Combination Agreement will survive and remain in full force and effect, and all ancillary documents relating to the Transactions will be automatically terminated without further action, concurrent with the termination of the Business Combination Agreement in accordance with the Termination Agreement.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Termination Agreement, a copy of which is filed herewith and incorporated by reference herein and made a part hereof.

Item 1.02 Termination of a Material Definitive Agreement.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the termination of the Business Combination Agreement and all other ancillary agreements is incorporated by reference herein and made a part hereof.

Item 8.01 Other Events.

Indefinite Postponement of Extraordinary General Meeting of Shareholders

As a result of the termination of the Business Combination Agreement, there is no business to be transacted at the Company’s extraordinary general meeting of shareholders (the “Meeting”) originally scheduled to be held at 10:00 a.m. Eastern Time on August 14, 2026.

As a result of this change, the Company will indefinitely postpone the Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Mutual Termination and Release Agreement, dated August 13, 2026, between the Company and Old Glory.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. You should not rely on these forward-looking statements as predictions of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s control and are difficult to predict. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2026	DIGITAL ASSET ACQUISITION CORP.

	By:	/s/ Peter Ort
		Name:	Peter Ort
		Title:	Principal Executive Officer and Co-Chairman

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